EXHIBIT J(I)
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                         CONSENT OF INDEPENDENT AUDITORS

We consent to the reference to our firm under the captions "Financial Highlights", "Investment Advisory and Other Services" and "Financial Statements" and to the use of our report dated February 7, 2001, which is incorporated by reference in this Registration Statement (Form N-1A No. 33-79994) of Gabelli International Growth Fund, Inc.

                                                          /s/ERNST & YOUNG LLP
                                                             ERNST & YOUNG LLP

New York, New York
April 25, 2001